Rule 497(d)

                     The First Trust GNMA Reinvestment Income Trust "GRIT"
                             Series 80 and Series 81


              Supplement to the Prospectus dated November 20, 2001

Notwithstanding anything to the contrary in the Prospectus, certain Fee Accounts Unit holders may be assessed transaction or other account fees on the purchase and/or redemption of such Units by their broker/dealer or other processing organizations for providing certain transaction or account activities.



February 6, 2002